EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Wound Management Technologies, Inc. on Form 10-Q for the period ending June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, Scott A. Haire, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 16, 2010

/S/    Scott A. Haire
Scott A. Haire,
Chairman of the Board,
Chief Executive Officer and Principal Financial Officer